August 9, 1995


 Securities and Exchange
 450 5th Street, NW
 Attention:  Filing Desk
 Stop 1-4
 Washington, DC  20549-1004

 Gentlemen:

 The attached is Form 8-KA, which is an Amendment to the Form
 8-K filed on August 8, 1995. This Amendment is Exhibit 1, which was mentioned in the Form 8-K.

 Please note that we have included the first page of the Form
 8-K filed yesterday for your reference.

 Very truly yours,



 Patricia Lampe
 Chief Financial Officer

                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


                      DATE OF REPORT - July 25, 1995
                     (Date of Earliest Event Reported)


                            CHYRON CORPORATION
          (Exact name of registrant as specified in its charter)






      New York
(State or other jurisdiction
of incorporation)
        1-9014
(Commission File Number)

11-2117385
(I.R.S. Employer
Identification No.)



5 Hub Drive
Melville, New York 11747
(Address of principal executive offices)





Registrant's telephone number, including area code: (516) 845-2000

                       STOCKHOLDERS' AGREEMENT

                   STOCKHOLDERS' AGREEMENT, dated as of
   July 25, 1995, by and among CC ACQUISITION COMPANY A, L.L.C., a Delaware limited liability company ("CCACA"), CC ACQUISITION COMPANY B, L.L.C., a Delaware limited liability company ("CCACB" and together with CCACA, "CCAC"), WPG CORPORATE DEVELOPMENT ASSOCIATES IV, L.P., a Delaware limited partnership ("CDA"), WPG CORPORATE DEVELOPMENT ASSOCIATES IV (OVERSEAS), L.P., a Cayman Islands exempted limited partnership ("CDAO"), WPG ENTERPRISE FUND II, L.P., a Delaware limited partnership ("WPGII"), Weiss, Peck & Greer Venture Associates III, L.P., a Delaware limited partnership ("WPGIII"), Westpool Investment Trust plc, a public limited company organized under the laws of England ("WIT"), Lion Investments Limited, a limited company organized under the laws of England ("Lion"), and CHARLES M. DIKER (such individual together with CDA, CDAO, WPGII, WPGIII, WIT and Lion, the "New Investor Group").

                        W I T N E S S E T H:

                   WHEREAS, CCACA, CCACB and Pesa, Inc., a
   Delaware corporation ("Pesa") have entered into a Stock Purchase Agreement dated May 26, 1995 for the purchase by CCACA and CCACB of 59,414,732 shares of common stock, par value $.01 per share (the "Common Stock"), of Chyron Corporation, a New York corporation (the "Company"), from Pesa (the "Pesa Purchase");

                   WHEREAS, CCACA, Sepa Technologies Ltd., Co., a Georgia limited liability company ("Sepa"), and John A. Servizio ("Servizio") have entered into a Stock Purchase Agreement dated May 26, 1995 for the purchase by CCACA of 5,000,000 shares of Common Stock and the acquisition by CCACA of a right of first refusal with respect to 9,000,000 shares of Common Stock from Sepa (the "Sepa Purchase");

                   WHEREAS, simultaneous with the execution of this Agreement, CCACA, CCACB, Pesa, Sepa, Servizio and the New Investor Group have entered into an assignment and assumption agreement (the "Assignment and Assumption Agreement") with respect to the Pesa Purchase and the Sepa Purchase pursuant to which CCACA and CCACB have assigned certain of their rights to acquire shares of Common Stock on the terms set forth therein;


                   WHEREAS, the parties hereto wish to enter into certain agreements with respect to the Common Stock to be Beneficially Owned by them upon consummation of the Pesa Purchase, Sepa Purchase and Assignment and Assumption Agreement;

                   NOW, THEREFORE, in consideration of the
   mutual covenants and agreements herein contained, the parties hereto agree as follows:

                   1.    Definitions.  As used in this
   Agreement, terms defined in this Agreement, including the heading and recitals, shall have their respective assigned meanings, and the following capitalized terms shall have the meanings ascribed to them below:

                   "Affiliate" shall mean (i) in the case of any individual stockholder, any Associate of such individual or (ii) in the case of any other Person, any Person that directly or indirectly through one or more intermediaries, controls, is controlled by or under common control with the Person in question. As used herein, "control" shall mean the Beneficial Ownership of at least a majority of the equity interests of a Person entitling the owner of such interests to direct the policies and operations of such Person.

                   "Associate" of any Person shall mean any spouse (including a former spouse under a legally terminated marriage) or descendant (whether natural, step or adopted) of such Person (a "Relative") or any trust formed exclusively for the benefit of such Person or one or more Relative of such Person.

                   "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d3 under the Exchange Act of 1934, as amended), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

                   "Board of Directors" shall mean the Board of Directors of the Company.

                   "Party" shall mean a Stockholder party to this Agreement, including a Permitted Transferee under this Agreement. References herein to any particular Party shall include such Party and such Party's Permitted Transferees.

                   "Permitted Transferee" shall mean any Person to whom a Party transfers shares of Common Stock in accordance with the terms of this Agreement, and includes any Person to whom a Permitted Transferee (as thus defined) (or a Permitted Transferee of a Permitted Transferee) so further transfers shares and who is required to, and does, become bound by the terms of this Agreement.

                   "Person" shall mean any individual,
   corporation, partnership, trust or other entity of any nature whatsoever.

                   "Securities" shall mean equity securities of the Company and options, warrants and other rights to acquire equity securities of the Company, and shall include, without limitation, the Common Stock.

                   "Stockholder" shall mean any Person owning beneficially and/or of record any of the shares of the Common
   Stock.

                   "Transfer" shall mean any transfer, sale, assignment, exchange, mortgage, pledge, hypothecation or other disposition of any Common Stock or any interest therein.

                   2.    Board of Directors.  (a)  Each of the
   Parties agrees to vote or cause to be voted all the shares of Common Stock of which such Party is the Beneficial Owner so that the Board of Directors shall be constituted to have nine members. Until such date as CCAC ceases to Beneficially Own 8% of the issued and outstanding shares of Common Stock, CCAC shall have the right to nominate three members of the Board of Directors (the "CCAC Directors") and each of the Parties agrees to vote or cause to be voted all the shares of Common Stock of which such Party is the Beneficial Owner in favor of such nominees. Until such date as the New Investor Group ceases to Beneficially Own 8% of the issued and outstanding shares of Common Stock, (i) CDA, CDAO, WPGII and WPGIII (collectively, the "WP Group") shall have the right to nominate one member to the Board of Directors, (ii) WIT and Lion (collectively, "WIT/Lion") shall have the right to nominate one member to the Board of Directors and (iii) the WP Group and WIT/Lion shall together have the right to nominate one member to the Board of Directors (collectively, the "New Investor Group Directors") and each of the Parties agrees to vote or cause to be voted all the shares of Common Stock of which such Party is the Beneficial Owner in favor of such nominees. With respect to the three members of the Board of Directors other than the CCAC Directors and the New Investor Group Directors (the "Independent Directors"), neither CCAC nor the New Investor Group shall nominate or vote the shares of Common Stock of which such Party is the Beneficial Owner in favor of the election of any Independent Director unless CCAC and the WP Group and WIT/Lion each agrees with such nomination or each votes the shares of Common Stock of which such Party is the Beneficial Owner in favor of such election and CCAC and the WP Group and WIT/Lion each shall cause (to the extent permitted under applicable laws and to the extent within such Party's control) the members of the Board of Directors designated by it not to nominate or vote in favor of the election of any Independent Director unless the members of the Board of Directors designated by the other group agrees with such nomination or votes in favor of such election.

                   (b)   It is CCAC's and the New Investor
   Group's understanding that as of the date of this Agreement, three members of the Board of Directors will have resigned from the Board of Directors and the four remaining members of the Board of Directors will increase the size of the Board of Directors to nine and vote for the election of two of the CCAC Directors and all of the New Investor Group Directors. CCAC and the New Investor Group each hereby agrees it shall promptly take whatever action necessary to effect the intent of this Agreement, including, without limitation, making a written request for the Secretary of the Company to call a special meeting of the Stockholders to, if necessary,
   (i) elect the CCAC Directors and the New Investor Group Directors, (ii) remove any members of the Board of Directors who are not agreed to by CCAC and the New Investor Group and
   (iii) elect Independent Directors. At such meeting of Stockholders, CCAC and the New Investor Group each hereby agree to vote all of the shares of Common Stock owned or held of record by it to effect the intent of the immediately preceding sentence and the intent of this Agreement.

                   (c)   If either CCAC or the New Investor
   Group shall notify the other of its desire to remove any director of the Company previously designated by it, each of the other Parties, subject to applicable law and Section 2(e) below, shall vote or cause to be voted all of the shares of Common Stock of which such Party is the Beneficial Owner so as to remove such director.

                   (d)   If any director previously designated
   by CCAC or the New Investor Group ceases to serve on the Board of Directors (whether by reason of death, resignation, removal or otherwise), the party that designated such director shall be entitled to designate a successor director to fill the vacancy created thereby and each of CCAC and the New Investor Group shall, subject to applicable law, cause the directors designated by it to vote for such person designated to fill such vacancy.

                   (e)   Each of the Parties agrees to
   indemnify and hold harmless the Company and each other Party from and against any and all losses, claims, damages or liabilities (or actions in respect thereof) to which the Company and the other Parties, as the case may be, may be subject, insofar as such losses, claims, damages or liabilities arise out of or are based upon the removal, in accordance with the specific provisions of this Section 2, of any director previously designated by it pursuant to this
   Section 2, and shall reimburse the Company and the other Parties, as the case may be, for any legal or other expenses reasonably incurred by the Company and the other Parties, as the case may be, in connection with investigating or defending any such loss, claim, damage, liability or action.

                   (f)   The Parties hereto hereby agree that
   any individual designated as a director of the Company may be removed for Cause. For purposes of this Section 2.2(f), "Cause" shall mean the conviction of, or plea of nolo contendere to, a felony by such party, or commitment of fraud, embezzlement or theft by such party against the Company, in each case as reasonably determined by a majority vote of the Board of Directors. No such removal of an individual designated pursuant to this Section 2 shall affect any of the Parties' rights to designate a different individual pursuant to this Section 2.

                   3.    Transfers.  (a) Notwithstanding any
   other provisions of this Agreement, each Party shall be entitled from time to time, without the consent of any other Parties or compliance with any of the procedures specified in
   Section 5 hereof, to Transfer any or all of the shares of Common Stock owned by it to any of its Affiliates, any other Party or any limited partner of any of the general partnerships that is a Party or an Affiliate of a Party, so long as such Permitted Transferee agrees in form and substance satisfactory to the Parties, to be, and becomes, bound by the terms of this Agreement.

                   (b)   Each Party agrees that it and its
   Affiliates will not Transfer 10% or more of the outstanding shares of Common Stock in one or a series of transactions unless (i) such Transfer is in accordance with Section 3(a) hereof, (ii) such Transfer is in compliance with the procedures specified in Section 5 hereof and such Permitted Transferee agrees in form and substance satisfactory to the Parties, to be, and becomes, bound by the terms of this Agreement or (iii) such Transfer is in connection with any offering of Common Stock (x) pursuant to a registration statement filed with the Securities and Exchange Commission,
   (y) pursuant to the volume and manner of sale limitations set forth in Rule 144 under the Securities Act of 1933, as amended (the "Act") or (z) pursuant to Regulation S of the Act.

                   4.    Effect of Void Transfers.  In the
   event of any purported Transfer of any shares of Common Stock in violation of the provisions of this Agreement, such purported Transfer shall be void and of no effect.

                   5.    Tag-Along Rights.  (a)  Subject to
   Section 5(b) hereof, no later than 20 days prior to the proposed date of consummation of a Transfer of any shares of Common Stock, the transferring Party shall provide each other Party with written notice of the proposed Transfer, including the Person to whom it wishes to Transfer shares, the number of shares proposed to be Transferred, and the price and other material terms and conditions of the proposed Transfer. Each such other Party shall then have the right by notice given no later than 10 days following receipt of the 20day notice referred to above, and the transferring Party shall afford each such other Party the opportunity, to include in such Transfer a pro rata portion of the shares of Common Stock held by such other Party on the same terms and conditions. The term "pro rata portion" as used above shall be determined by multiplying the number of shares of Common Stock owned by a Party at such time by a fraction, the numerator of which is equal to the number of shares of Common Stock owned by such Party at such time and the denominator of which is the number of shares of Common Stock owned by all Parties at such time having elected to participate in such Transfer. If necessary, the party initially proposing the Transfer shall reduce the number of its shares to be included in the Transfer to permit such pro rata participation. In the event any Party elects to sell less than its full pro rata portion, the difference shall be allocated among each of the other Parties having elected to participate in such Transfer and each such other Party shall be entitled to include in such Transfer its pro rata portion (calculated excluding such difference from the denominator of the fraction referred to above) of such difference until no such difference remains.

                   (b)   The Tag-Along Rights of the Parties
   shall not pertain or apply to (a) any offering of Common Stock by the Parties or their transferees (i) pursuant to a registration statement filed with the Securities and Exchange Commission or any similar authority outside the United States, or (ii) pursuant to the volume and manner of sale limitations set forth in Rule 144 under the Securities Act of 1933, as amended, as in effect on the date thereof,
   (b) pledges of Common Stock which create a mere security interest pursuant to a bona fide loan transaction, or to the acquisition (by virtue of the exercise of the security interest created by such pledge in accordance with its terms) or subsequent sale of such Common Stock by the pledgee,
   (c) (i) any transaction for which neither the Transferring Party nor its Affiliates or Associates receives any consideration, directly or indirectly or (ii) any Transfers permitted by the terms of Section 3 hereof.

                   6.    Termination.  This Agreement shall
   terminate, and thereby become null and void, on the earlier to occur of (i) the tenth anniversary of the date hereof and
   (ii) the date that either CCAC or the New Investor Group cease to Beneficially Own at least five percent of the issued and outstanding shares of Common Stock, except with respect to Section 2(e), which shall survive indefinitely.
                   7.    Representations and Warranties.  Each
   Party hereto represents and warrants as follows:

                   (a)   The Person executing and delivering
   this Agreement on behalf of such Party is duly authorized to execute and deliver this Agreement on behalf of such Party. This Agreement has been duly executed and delivered by such Party and constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with the terms hereof.

                   (b)   The execution and delivery of this
   Agreement by such Party does not, and the performance by it of its obligations under this Agreement will not, violate, conflict with or constitute a breach of, or a default under, any material agreement or instrument to which such Party is a party or which is binding on such Party or the assets of such Party, and will not result in the creation of any lien on, or security interest in, any of the assets of such Party.

                   (c)   It has good and marketable title to
   any shares of Common Stock held by it immediately prior to the date of this Agreement, free and clear of any claims, liens, encumbrances or security interests whatsoever.

                   8.    Miscellaneous.

                   (a)   Other Stockholders' Agreements.  None
   of the Parties hereto nor any Permitted Transferees thereof have entered into or shall enter into any stockholder agreement or arrangement of any kind with any Person with respect to voting of the Common Stock or that is otherwise inconsistent with the provisions of this Agreement.

                   (b)   Amendments.  This Agreement may be
   amended only by a written instrument signed by Parties that represent a majority of the issued and outstanding shares then Beneficially Owned by each of CCAC and the New Investor Group.

                   (c)   Successors, Assigns and Transferees.
   This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their Permitted Transferees, each of which Permitted Transferees shall agree in writing to be bound by the terms of this Agreement.

                   (d)   Integration.  This Agreement and the
   documents referred to herein or delivered pursuant hereto contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein or therein. This Agreement supersedes all prior agreements and understandings between the Parties with respect to its subject matter.

                   (e)   Notices.  All notices and other
   communications provided for hereunder shall be in writing and shall be sent by certified or registered mail, postage prepaid and return receipt requested, or by overnight courier, telecopier or hand delivery:

   If to CCAC:

            Michael Wellesley-Wesley
            c/o Camhy Karlinsky & Stein LLP
            1740 Broadway
            New York, New York  10019
            Attn:  Daniel I. De Wolf, Esq.
            Telephone:   (212) 977-6600
            Telecopier:  (212) 977-8389

            with a copy to:

            Sheldon D. Camhy, Esq.
            Camhy Karlinsky & Stein LLP
            1740 Broadway
            New York, New York  10019
            Telephone:   (212) 977-6600
            Telecopier:  (212) 977-8389
            If to the New Investor Group:

            WPG Corporate Development Associates IV, L.P.
            c/o Weiss, Peck & Greer Private Equity Group
            One New York Plaza
            New York, NY 10004-1950 Attn:
            Mr. Wesley W. Lang, Jr.
            Telephone:   (212) 908-9500
            Telecopier:  (212) 908-0112

            WPG Corporate Development
            Associates IV (Overseas), L.P.
            c/o Weiss, Peck & Greer Private Equity Group
            One New York Plaza
            New York, NY 10004-1950
            Attn:  Mr. Wesley W. Lang, Jr.
            Telephone:   (212) 908-9500
            Telecopier:  (212) 908-0112

            WPG Enterprise Fund II, L.P.
            555 California Street
            Suite 4760
            San Francisco, CA 94104
            Attn:  Mr. Gill Cogan
            Telephone:   (415) 622-6864
            Telecopier:  (415) 989-5105

            Weiss, Peck & Greer Venture Associates III, L.P.
            555 California Street
            Suite 4760
            San Francisco, CA 94104
            Attn:  Mr. Gill Cogan
            Telephone:   (415) 622-6864
            Telecopier:  (415) 989-5105

            Westpool Investment Trust plc
            Carlton House
            33 Robert Adam Street
            London W1M5AH
            Attn:  Mr. Robert A. Rayne
            Telephone:   011-44-171-935-3555
            Telecopier:  011-44-171-935-3737

            Lion Investments Limited
            Carlton House
            33 Robert Adam Street
            London W1M5AH
            Attn:  Mr. Robert A. Rayne
            Telephone:   011-44-171-935-3555
            Telecopier:  011-44-171-935-3737

            Mr. Charles M. Diker
            Weiss, Peck & Greer, L.L.C.
            One New York Plaza
            New York, NY 10004-1950
            Telephone:   (212) 908-9500
            Telecopier:  (212) 908-0176

            with a copy to:

            Dennis J. Friedman, Esq.
            Chadbourne & Parke
            30 Rockefeller Plaza
            New York, New York  10112-0127
            Telephone:   (212) 508-5100
            Telecopier:  (212) 541-5369

   or to such other address as any of the parties may designate.
   All such notices and communications shall be deemed to have been given or made (i) when delivered by hand, (ii) one business day after being sent by overnight courier, or
   (iii) when telecopied, receipt acknowledged.

                   (f)   Descriptive Headings.  The headings in
   this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.
                   (g)   Severability.  In the event that any
   one or more of the provisions , paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision, paragraph, word, clause, phrase, or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases, or sentences hereof shall not be in any way impaired, it being intended that all rights, powers, and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                   (h)   Governing Law.  This Agreement shall
   be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein. The Parties to this hereby agree to submit to the non-exclusive jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Agreement.

                   (i)   Injunctive Relief.  The Parties
   acknowledge and agree that a violation of any of the terms of this Agreement will cause the Parties irreparable injury for which adequate remedy at law is not available. Accordingly, it is agreed that each Party shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

                   (j)   Counterparts.  This Agreement may be
   executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

                   IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                         CC ACQUISITION COMPANY A, L.L.C.

                                    By
   :     _________________________


                   Name:

                   Title:

                         CC ACQUISITION COMPANY B, L.L.C.

                                    By
   :     _________________________

                   Name:

                   Title:

                         WPG CORPORATE DEVELOPMENT
                                    ASSOCIATES IV, L.P.

                                    By
   :     WPG PRIVATE EQUITY PARTNERS,


                   L.P., its general partner

                                    By
   :     _________________________


                   Name:

                   Title: General Partner

                         WPG CORPORATE DEVELOPMENT
                                    ASSOCIATES IV (OVERSEAS),
   L.P.

                                    By
   :     WPG CDA IV (OVERSEAS),

                   LTD., its general partner


                   By:_________________________


                         Name:

                         Title: Director




                         WPG ENTERPRISE FUND II, L.P.

                                    By: WPG VENTURE PARTNERS
   III,

                   L.P., its general partner


                   By:
   _________________________

                   Name:

                         Title: General Partner

                         WEISS, PECK & GREER VENTURE
                                    ASSOCIATES III, L.P.

                                    By: WPG VENTURE PARTNERS
   III,

                   L.P., its general partner



                   By:
   _________________________

                   Name:

                         Title: General Partner

                         WESTPOOL INVESTMENT TRUST PLC

                                    By
   :     _________________________

                   Name:

                   Title:

                         LION INVESTMENTS LIMITED

                                    By
   :     _________________________


                   Name:

                   Title:


                         CHARLES M. DIKER